                                  Exhibit 8.1

                                  SUBSIDIARIES

LIST OF SUBSIDIARIES:

The full corporate name, jurisdiction of incorporation and registered and beneficial ownership of the issued and outstanding shares of each direct and indirect Subsidiary is as follows:

                                        JURISDICTION
                                             OF
NAME OF SUBSIDIARY                      INCORPORATION         OWNERSHIP OF SECURITIES
------------------                     --------------   ----------------------------------
Mitel Networks Holdings Limited        United Kingdom   Wholly-owned by the Corporation

Mitel Networks Asia Pacific Limited       Hong Kong     Wholly-owned by the Corporation

Mitel Networks International Limited       Barbados     Wholly-owned by the Corporation

Mitel Networks Overseas Limited            Barbados     Wholly-owned by the Corporation

Mitel Networks Limited                 United Kingdom   Wholly-owned by Mitel Networks
                                                        Holdings Limited, which is in turn
                                                        wholly-owned by the Corporation

Mitel Networks SARL                        France       Wholly-owned by Mitel Networks
                                                        Limited, which is in turn
                                                        wholly-owned by Mitel Networks
                                                        Holdings Limited, which is in turn
                                                        wholly-owned by the Corporation

Mitel Networks Italia SRL                   Italy       Wholly-owned by Mitel Networks
                                                        Limited, which is in turn
                                                        wholly-owned by Mitel Networks
                                                        Holdings Limited, which is in turn
                                                        wholly-owned by the Corporation

Mitel Networks, Inc.                      Delaware      Wholly owned by Mitel Networks
                                                        Limited, which is in turn
                                                        wholly-owned by Mitel Networks
                                                        Holdings Limited, which is in turn
                                                        wholly-owned by the Corporation

Mitel Networks Germany GmbH                Germany      Wholly-owned by Mitel Networks
                                                        Limited, which is in turn
                                                        wholly-owned by Mitel Networks
                                                        Holdings Limited, which is in turn
                                                        wholly-owned by the Corporation

Mitel Telecom Limited                  United Kingdom   Wholly-owned by Mitel Networks
                                                        Limited, which is in turn
                                                        wholly-owned by Mitel Networks
                                                        Holdings Limited, which is in turn
                                                        wholly-owned by the Corporation

Mitel Financial Services Limited       United Kingdom   25% owned by First Asset Finance
                                                        PLC; 75% owned by Mitel Networks
                                                        Limited, which is in turn
                                                        wholly-owned by Mitel Networks
                                                        Holdings Limited, which is in turn
                                                        wholly-owned by the Corporation

Mitel Networks (Mexico), S.A. de           Mexico       Wholly owned by the Corporation

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                                      -2-

                                        JURISDICTION
                                             OF
NAME OF SUBSIDIARY                      INCORPORATION         OWNERSHIP OF SECURITIES
------------------                     --------------   ----------------------------------
C.V.                                       Brazil       Wholly owned by the Corporation
Mitel Comercio e Servicos do Brasil
Ltda.